EXECUTION COPY

RECONSTITUTION AGREEMENT

This Reconstitution Agreement, dated November 30, 2006 (this “Agreement”), is executed and delivered by NATIONSTAR MORTGAGE LLC, a Delaware limited liability company (the “Company”) in favor of DLJMC, the Trustee, and ABSC (each as defined below).

PRELIMINARY STATEMENT

WHEREAS, the Company and DLJ Mortgage Capital, Inc. (“DLJMC”) are parties to a certain mortgage loan purchase and interim servicing agreement identified in Schedule A hereto (the “Mortgage Loan Purchase Agreement”) and the related commitment letter thereto (the “Commitment Letter”) between DLJMC and the Company.  Pursuant to the Mortgage Loan Purchase Agreement, the Company sold, DLJMC purchased, and the Company agreed to provide interim servicing for those certain adjustable-rate and fixed-rate mortgage loans, including the mortgage loans identified on the mortgage loan schedules annexed hereto as Annex A (the “Mortgage Loans”).

WHEREAS, DLJMC has notified the Company that DLJMC intends to sell the Mortgage Loans to Asset Backed Securities Corporation (“ABSC”) on November 30, 2006 (the “Reconstitution Date”), pursuant to an assignment and assumption agreement (the “Assignment and Assumption Agreement”), between DLJMC and ABSC.  DLJMC has also notified the Company that, on the Reconstitution Date, ABSC intends to deposit the Mortgage Loans into a trust (the “Trust”) pursuant to a pooling and servicing agreement, dated as of November 1, 2006 (the “Pooling Agreement”), among ABSC, as depositor, Nationstar Mortgage LLC (the “Company”), as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as Master Servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), DLJMC, as seller (the “Seller”) and U.S. Bank National Association, as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling Agreement or if not defined there, then as defined in the Mortgage Loan Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

Delivery of Mortgage Files.  The Company has delivered, in accordance with the terms of the Mortgage Loan Purchase Agreement, the Mortgage Loan Documents with respect to each Mortgage Loan to DLJMC, or its designee.

SECTION 2.

Representations and Warranties of the Company.  The Company hereby makes the respective representations and warranties to and for the benefit of DLJMC, the Trustee and ABSC contained in Schedule B hereto as of the Reconstitution Date.  The Subgroup 1 Mortgage Loans are the “Freddie Mac Mortgage Loans”.  There are no “Fannie Mae Mortgage Loans”.

SECTION 3.

Cure, Repurchase, and Other Obligations of the Company.

(a)

All provisions of the Mortgage Loan Purchase Agreement and the related Commitment Letter shall continue in full force and effect.  The provisions of the Mortgage Loan Purchase Agreement regarding the Company’s obligations to cure or repurchase any Mortgage Loan as a result of a breach of a representation and warranty shall also apply to any breach of the respective representations and warranties made by the Company in Schedule B hereto; provided that any breach of the representations made in Section (B)(2) of Schedule B (the “Freddie Mac Representations”) or Section (C)(3) of Schedule B (the “Fannie Mae Representations”) shall be deemed to materially and adversely affect the value of that Mortgage Loan and shall trigger the cure and repurchase obligations of the Company set forth in Section 7.04 of the Mortgage Loan Purchase Agreement.

(b)

With respect to the repurchase obligation referenced in Section 3(a) above, the “Purchase Price” shall have meaning assigned to such term in the Mortgage Loan Purchase Agreement.

SECTION 4.

Servicing.  The Company has transferred or will transfer, on or prior to the Reconstitution Date or such other date as may be agreed upon between DLJMC and the Company, the servicing and administration of the Mortgage Loans in accordance with the instructions of DLJMC.

SECTION 5.

Survival.  The representations and warranties set forth in Schedule B hereof shall survive the transfer of the Mortgage Loans to ABSC and from ABSC to the Trust and shall continue in full force and effect, and notwithstanding subsequent termination of the Mortgage Loan Purchase Agreement or the Assignment and Assumption Agreement.  The representations, warranties and covenants contained herein shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans by ABSC, its affiliates or agents or any failure on the part of ABSC, its affiliates or agents to review or examine such documents.

SECTION 6.

Trustee Rights.  As an inducement to ABSC and the Trust to purchase the Mortgage Loans, the Company acknowledges and consents to the transfer to ABSC and from ABSC to the Trust of all of DLJMC’s rights against the Company pursuant to the Mortgage Loan Purchase Agreement insofar as such rights relate to the Mortgage Loans and to the enforcement or exercise of any right or remedy against the Company pursuant to the Mortgage Loan Purchase Agreement, including, without limitation, the remedies specified in Section 7.03 of the Mortgage Loan Purchase Agreement, subject to Section 3 hereof.  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by DLJMC directly.

SECTION 7.

Third-Party Rights.  The Company, DLJMC and the Trustee each acknowledge and agree that the Master Servicer is an intended third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the Company, DLJMC and ABSC have each caused this Reconstitution Agreement to be signed by its duly authorized officer as of the date first above written.

DLJ MORTGAGE CAPITAL, INC.

By:/s/ Lloyd Brown

Name: Lloyd Brown
Title:

Vice President

ASSET BACKED SECURITIES CORPORATION

By:/s/ Lloyd Brown

Name: Lloyd Brown
Title:

Vice President

Acknowledged,

NATIONSTAR MORTGAGE LLC

By:/s/ Peter Schwartz

Name: Peter Schwartz
Title:

Senior Vice President

Schedule A

Mortgage Loan Purchase Agreements

1.

Mortgage Loan Purchase and Interim Servicing Agreement dated as of September 29, 2006 between Nationstar Mortgage LLC and DLJ Mortgage Capital, Inc.

Schedule B

Representations and Warranties

(A)

Representations and Warranties Respecting the Company.  The Company represents, warrants and covenants to DLJMC, the Trustee, ABSC, the Trust Administrator and the Master Servicer as of the Reconstitution Date:

(1)

The Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(2)

The Company has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by DLJMC, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(3)

The execution and delivery of this Agreement by the Company and the performance of and compliance with the terms of this Agreement will not violate the Company’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or its assets;

(4)

The Company is not in violation of, and the execution and delivery of this Agreement by the Company and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Company or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(5)

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(6)

There are no actions or proceedings against, investigations known to it of, the Company before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Company of its obligations under, or validity or enforceability of, this Agreement or the Mortgage Loans;

(7)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

(8)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

(9)

With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian;

(10)

Neither this Agreement nor any written statement report or other document prepared and furnished or to be prepared and furnished by the Company pursuant to this Agreement or in connection with the transaction contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which they were made;

(11)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company;

(12)

The transfer of the Mortgage Loans was treated as a sale on the books and records of the Company, and the Company has determined that, and will treat, the disposition of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement for tax and accounting purposes as a sale;

(13)

The consideration received by the Company upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for the Mortgage Loans sold by it;

(14)

The Company is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby.  The Company has not transferred any Mortgage loan with any intent to hinder, delay or defraud any of its creditors;

(15)

The Company or its affiliate was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to DLJMC free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

(16)

The information delivered by the Company to DLJMC with respect to the Company’s loan loss, foreclosure and delinquency experience on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects and includes adjustments for payments which are timely received but which are not honored, due to insufficient funds or for any other reason;

(17)

The Company will not waive any Prepayment Charge unless it is waived in accordance with Accepted Servicing Practices or the Servicing Addendum;

(18)

There are no actions or proceedings against, or investigations of, the Company before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement;

(19)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

(20)

Company shall maintain complete records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by DLJMC or its assignee.

(B)

Representations and Warranties Regarding Individual Mortgage Loans.

(1)

The Company represents, warrants and covenants to DLJMC, the Trustee, ABSC, the Trust Administrator and the Master Servicer, as to each Mortgage Loan, as of the Reconstitution Date (or such other date specified below):

(i)

The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date;

(ii)

The Mortgage Loan is in compliance with all requirements set forth in the Commitment Letter, and the characteristics of the Mortgage Loans as set forth in the Commitment Letter are true and correct;

(iii)

The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage, and no Mortgage Loan has been delinquent for more than 30 days in the prior 12 months as of the Closing Date;

(iv)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum.  All such insurance policies contain a standard mortgagee clause naming the Company, its successors and assigns as mortgagee and all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, predatory and abusive and fair lending laws applicable to the Mortgage Loan, no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6(d), revised January 1, 2006, Appendix E), and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.  Any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

(ix)

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(x)

With respect to a first lien Mortgage Loan, the Mortgage creates a first lien or a first priority ownership interest in the related Mortgaged Property.  With respect to a second lien Mortgage Loan, the Mortgage creates a second lien or a second priority ownership interest in the related Mortgaged Property;

(xi)

With respect to any first lien Mortgage Loan, the related Mortgage is a valid, existing and enforceable first lien on the related Mortgaged Property and, with respect to any second lien Mortgage Loan, the related Mortgage is a valid, existing and enforceable second lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property subject only to (i) with respect to any second lien Mortgage Loan, the related First Lien, (ii) the lien of current real property taxes and assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of the public record as of the date of recording of such Mortgage being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and which do not adversely affect the Appraised Value of the related Mortgaged Property and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, enjoyment, value (as determined by Appraised Value) or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any first lien Mortgage Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any second lien Mortgage Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Company has the full right to sell and assign the same to DLJMC;

(xii)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

(xiii)

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

(xiv)

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

(xv)

As of the Closing Date and immediately prior to the sale of the Mortgage Loan to DLJMC, the Company was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Mortgage Loan to DLJMC free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(xvi)

All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

(xvii)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy and, in the case of an Adjustable Rate Mortgage Loan, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(ii) and (iii) above) the Company, its successors and assigns as to the first or second, as applicable, priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  The Company is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  Such lender’s title insurance policy has been duly and validly endorsed to DLJMC or the assignment to DLJMC of the Company’s interest therein does not require the consent of or notification to the related insurer.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xviii)

As of the Closing Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and as of the Closing Date and Reconstitution Date, the Company has not waived any default, breach, violation or event of acceleration.  With respect to each second lien Mortgage Loan, (i) the First Lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, has occurred that would constitute a default, breach, violation or event of acceleration thereunder.  For purposes of the foregoing, a delinquent payment of less than 30 days on a Mortgage Loan, using the OTS Methodology for determining delinquency, in and of itself does not constitute a default, breach, violation or event of acceleration with respect to such Mortgage Loan;

(xix)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(xx)

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property.  Each appraisal, except for appraisals made using an automated valuation method, has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(xxi)

The Mortgage Loan was (i) originated by the Company or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Company directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Company’s Underwriting Guidelines, (b) the Company approved the Mortgage Loan prior to funding by Company or its affiliates and (c) the Company or its affiliates provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

(xxii)

Principal payments on the Mortgage Loan are scheduled to commence no more than sixty days after the proceeds of the Mortgage Loan are disbursed.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  The Mortgage Note is payable in Monthly Payments.  Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.  The Mortgage Note does not permit negative amortization;

(xxiii)

The origination and collection practices used by the Company, with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry.  The Mortgage Loan has been serviced by the Company and any predecessor servicer in accordance with the terms of the Mortgage Note and applicable law.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Company, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Company for any work on a Mortgaged Property which has not been completed; provided that, certain Insurance Proceeds may be held by the Company in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;

(xxiv)

The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(xxv)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  As of the closing date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor, which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Company and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

(xxvi)

The Mortgagor’s real property securing repayment of a related Mortgage Note consists of a fee simple interest in a single parcel of real property or a leasehold estate improved by a Residential Dwelling.  The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

(xxvii)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to above;

(xxviii)

The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac or a value determined by a third party insured automated valuation method;

(xxix)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by DLJMC to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor or reconveyance upon payoff;

(xxx)

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (i) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(xxxi)

The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

(xxxii)

The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement;

(xxxiii)

The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(xxxiv)

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(xxxv)

The Assignment of Mortgage, is in recordable form and (other than with respect to the blank assignee) is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.  When endorsed as provided for in this Agreement, the Mortgage Notes will be duly endorsed under applicable law;

(xxxvi)

Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(xxxvii)

If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the Company’s eligibility requirements as set forth in the Nationstar Underwriting Guidelines;

(xxxviii)

No statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans; no error or omission, misrepresentations, negligence, fraud or similar occurrence with respect to any Mortgage Loan has taken place on the part of any person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to the Mortgage Loan;

(xxxix)

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

(xl)

No Mortgage Loan has an LTV or CLTV, as applicable, of more than 100%;

(xli)

With respect to any second lien Mortgage Loan, either (a) no consent for the second lien Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

(xlii)

With respect to any second lien Mortgage Loan, the Company has received notice of (1) any proceeding for the total or partial condemnation of any Mortgaged Property or (2) any default under any mortgage, lien or other encumbrance senior to the related Mortgage;

(xliii)

With respect to any second lien Mortgage Loan, where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the senior lienholder under the related First Lien;

(xliv)

No second lien Mortgage Loan is a “home equity line of credit”;

(xlv)

As of the Closing Date and with respect to any second lien Mortgage Loan, the Company has not received a notice of default of a First Lien that has not been cured.  For purposes of the foregoing, a delinquent payment of less than 30 days using OTS Methodology on a mortgage loan in and of itself does not constitute a default, breach, violation or event of acceleration with respect to such Mortgage Loan;

(xlvi)

No Mortgage Loan (i) is a “high-cost” mortgage loan, as defined by the applicable federal, state or local predatory and abusive lending laws, including, but not limited to, the Georgia Fair Lending Act and Section 6-L of the New York State Banking Law, or (ii) originated on or after November 27, 2003 and before July 6, 2004 is a “covered home loan” pursuant to the definition of that term in the New Jersey Home Ownership Security Act of 2002;

(xlvii)

With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with.  Specifically, without limiting the generality of the foregoing: (i) all fees paid by the owner of the Mortgaged Property or such owner’s spouse, to any person, that were necessary to originate, evaluate, maintain, record, insure or service the Mortgage Loan are reflected in the closing statement for such Mortgage Loan; (ii) the Mortgage Loan was closed only at the office of the mortgage lender, an attorney at law, or a title company; (iii) the mortgagee has not been found by a federal regulatory agency to have engaged in the practice of refusing to make loans because the applicants for the loans reside or the property proposed to secure the loans is located in a certain area; (iv) the owner of the Mortgaged Property was not required to apply the proceeds of the Mortgage Loan to repay another debt except debt secured by the Mortgaged Property or debt to a lender other than the mortgagee; (v) the owner of the Mortgaged Property did not sign any documents or instruments relating to the Loan in which blanks were left to be filled in; and (vii) if discussions between the mortgagee and the Mortgagor were conducted primarily in a language other than English, the mortgagee provided to the owner of the Mortgaged Property, prior to closing, a copy of the notice required by Section 50(g), Article XVI of the Texas Constitution translated into the written language in which the discussions were conducted;

(xlviii)

All notices, acknowledgments and disclosure statements required by Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans are contained in the Mortgage File for each such Mortgage Loan;

(xlix)

All cash-out Mortgage Loans secured by real property in the state of Texas shall be made in accordance with Texas law;

(l)

No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or is in violation of any comparable federal, state or local law;

(li)

With respect to each Mortgage Loan subject to a Prepayment Charge, such Prepayment Charge, at the time of the origination of the related Mortgage Loan, is enforceable and in compliance with all applicable local, state and federal law;

(lii)

Each Prepayment Charge set forth on the related Mortgage Loan Schedule is customary, valid and enforceable under applicable law except as enforcement thereof may be limited by bankruptcy, insolvency or similar laws;

(liii)

The information set forth in the Prepayment Charge Schedule (as defined in the related pooling and servicing agreement) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms under applicable law upon the Mortgagor’s full and voluntary principal prepayment (except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally; or (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment);

(liv)

The Company or its affiliate was the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to DLJMC on the Closing Date (as defined in the Mortgage Loan Purchase Agreement), the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Company or its affiliate had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Initial Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the following the sale of the Mortgage Loan, the Initial Purchaser will own such Mortgage Loan free and clear of any encumbrances, equity, participation interest, lien, pledge, charge, claim or security interest;

(lv)

The Mortgage Loan was not intentionally selected by the Company in a manner intended to adversely affect the interest of DLJMC;

(lvi)

The Mortgaged Property is improved with a Residential Dwelling.  Without limiting the foregoing, the Mortgaged Property does not consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the FNMA Originator-Servicer’s Guide), except when the appraisal indicates that the home, is readily marketable, has been permanently affixed to the site and is not in a mobile home “park.”  The Mortgaged Property is either a fee simple estate or a long-term residential lease.  If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent (or the lessor’s consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee’s default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than ten years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

(lvii)

Except for less than 1% of the Mortgage Loans, as of any Adjustment Date for such Mortgage Loan, the Index applicable to the determination of the Mortgage Rate on such Mortgage Loan will be the average of the interbank offered rates for six-month United States dollar deposits in the London market, generally as published in The Wall Street Journal (or such other Index as is described in the related Mortgage Note) and as most recently available as of either (i) the first business day 45 days prior to such Adjustment Date or (ii) the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note;

(lviii)

Immediately prior to the transfer and assignment of the Mortgage Loans by the Company or its affiliate, to DLJMC herein contemplated, the Company or its affiliate held good and marketable title (without any implication of a ready market for the sale thereof) to, and was the sole owner of, each Mortgage Loan (including the related Mortgage Note) conveyed by the Company or its affiliate subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated;

(lix)

The Company has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of DLJMC in any insurance policies applicable to any Mortgage Loans delivered by the Company including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgage rights in favor of DLJMC;

(lx)

Neither the Company nor its affiliates has actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on any Property, and no violations of any local, state or federal environmental law, rule or regulation exist with respect to any Mortgaged Property;

(lxi)

The rights with respect to each Mortgage Loan are assignable by the Company or its affiliate, as applicable, without the consent of any Person other than consents, which will have been obtained on or before the Closing Date;

(lxii)

No Mortgage Loan originated on or after November 7, 2004 is secured by an owner-occupied, residential property (including second and vacation homes) in the state of Massachusetts that is a “high cost home mortgage loan” as defined in the Massachusetts Predatory Home Loan Practices Act;

(lxiii)

At time of origination, no improvement located on or being part of mortgage property was in violation of any applicable zoning; and

(lxiv)

With respect to each Mortgage Loan originated in Indiana on and after January 1, 2005, no such Mortgage Loan is a “High-Cost Home Loan” as defined by the Indiana High Cost Home Loan Law (effective January 1, 2005).

(lxv)

With respect to any Mortgage Loan secured by a manufactured home, each such contract or mortgage is secured by a “single family residence” within the meaning of Section 25(e)(10) of the Internal Revenue Code of 1986, as amended (the “Code”).  The fair market value of the manufactured home securing each such contract was at least equal to eighty percent (80%) of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to REMIC Provisions) or (ii) the time the contract was transferred to DLJMC.  Assuming a REMIC election were made with respect to a trust of which the Mortgage Loans secured by a manufactured home are a part, each such contract is a “qualified mortgage” under Section 860G(a)(3) of the Code.

(lxvi)

Each Mortgage Loan is a “qualified mortgage” under Section 860G(a)(3) of the Code.

(2)

The Company represents, warrants and covenants to DLJMC, the Trustee, the Trust Administrator, the Master Servicer and ABSC as of the Reconstitution Date that, as to each Mortgage Loan that is a Freddie Mac Mortgage Loan, based on the information in the Mortgage Loan Schedule:

(i)

No Mortgage Loan is covered by HOEPA and no such Mortgage Loan is in violation of any comparable state law;

(ii)

No Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 is secured by a Mortgaged Property located in the State of Georgia; no Mortgage Loan that was originated on or after March 7, 2003 is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(iii)

No Mortgage Loan is classified as a high cost mortgage loan under HOEPA; no Mortgage Loan is a “high cost home,” “covered,” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004) “high risk home” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(iv)

With respect to each Mortgage Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan;

(v)

With respect to each Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (a) the Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty; (b) the Company had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a mortgage loan that did not require payment of such a penalty or prior to the Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require the payment of such a penalty; (c) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Mortgage Loan originated on or after October 1, 2002 provides for prepayment penalties for a term in excess of three years and any Mortgage Loan originated prior to such date does not provide for prepayment penalties for a term in excess of five years, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) such prepayment penalty shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty;

(vi)

In connection with any Mortgage Loan, the Company has fully furnished, and will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(vii)

With respect to each Mortgage Loan, the borrower was not encouraged or required to select a mortgage loan product offered by the Company which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan’s requirements and the borrower’s credit history, income, assets and liabilities;

(viii)

The methodology used in underwriting the extension of credit for each Mortgage Loan did not rely solely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the borrower’s credit history, income, assets and liabilities, to the proposed mortgager payment and, based on such methodology, the Company made a reasonable determination that the borrower had the ability to make timely payments on the Mortgage Loan;

(ix)

No borrower under a Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fee and charges, in total, do not exceed 0.25 percent of the loan amount;

(x)

With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(xi)

(a)

No Mortgage Loan is secured by a manufactured housing unit, or

(b)

with respect to any Mortgage Loans that are on manufactured housing, upon the origination of each such Mortgage Loan the manufactured housing unit either:  (i) will be the principal residence of the borrower or (ii) will be classified as real property under applicable state law;

(xii)

The original principal balance of each Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family mortgage loans;

(xiii)

(a)

No Mortgage Loan is “seasoned” (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related Security); or

(b)

If any of the Mortgage Loans are “seasoned” (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related Security) the Seller:

(i)

Represents that it currently operates or actively participates in an on-going and active program or business (A) to originate mortgages, and/or (B) to make periodic purchases of mortgage loans from originators or other sellers, and/or (C) to issue and/or purchase securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase or originate mortgages made to borrowers who are:

(x)

low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income) and/or

(y)

very low-income families (families with incomes of 60% or less of area median income); and

(ii)

Agrees that Freddie Mac for a period of two (2) years following the date of the agreement may contact the Company to confirm that it continues to operative or actively participate in the mortgage program or business and to obtain other nonproprietary information about the Company’s activities that may assist Freddie Mac in completing its regulatory reporting requirements.  The Company will make reasonable efforts to provide such information to Freddie Mac.

(3)

The Company represents, warrants and covenants to DLJMC, the Trustee and ABSC as of the Reconstitution Date that, as to each Mortgage Loan that is a Fannie Mae Mortgage Loan, based on the information in the Mortgage Loan Schedule:

(i)

Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide;

(ii)

No Mortgage Loan is subject to the requirements of HOEPA;

(iii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

(iv)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”).  No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

(v)

(a) No mortgage loan is classified as a high cost mortgage loan under HOEPA and (b) no mortgage loan is a “high cost home,” “covered,” “high risk home” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(vi)

No Mortgage Loan is a “High-Cost Home Loan” as defined in New York Banking Law 6-1; no Mortgage Loan is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

(vii)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

(viii)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

(ix)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(x)

No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

(xi)

No Mortgage Loan is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mas. Ann. Laws Ch. 183C);

(xii)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

(xiii)

No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

(xiv)

No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration.  The Company will notify the borrower in writing within 60 days of the sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void;

(xv)

No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the borrower may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the borrower’s application to such affiliate for underwriting consideration;

(xvi)

The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

(xvii)

With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium; (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period shall not exceed three (3) years from the date of the Mortgage Note if the Mortgage Loan was originated on or after September 1, 2004, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the Mortgagor was notified in writing of such reduction in prepayment period, and (v) notwithstanding any state or federal law to the contrary, the Company shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

(xviii)

No borrower was required to purchase any single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No borrower obtained a prepaid single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment or health insurance product) in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(xix)

All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan with an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(xx)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan, have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

(xxi)

The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Company agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

(A)

Annex A

Mortgage Loans

On File